UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                FORM N-CSR

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-08327

Name of Fund:  BlackRock Global Growth Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, BlackRock Global Growth Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (800) 441-7762

Date of fiscal year end: 08/31/07

Date of reporting period: 09/01/06 - 08/31/07

Item 1 -   Report to Stockholders



EQUITIES   FIXED INCOME   REAL ESTATE   LIQUIDITY   ALTERNATIVES
BLACKROCK SOLUTIONS


BlackRock
Global Growth Fund, Inc.


ANNUAL REPORT    AUGUST 31, 2007


(BLACKROCK logo)


NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE



This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.


BlackRock Global Growth Fund, Inc.
P.O. Box 9011
Princeton, NJ 08543-9011


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BlackRock Global Growth Fund, Inc.


Portfolio Information as of August 31, 2007


                                                       Percent of
Ten Largest Equity Holdings                            Net Assets

Cisco Systems, Inc.                                        2.2%
The Procter & Gamble Co.                                   1.8
Google, Inc. Class A                                       1.8
Microsoft Corp.                                            1.6
Deere & Co.                                                1.4
ABB Ltd.                                                   1.3
Hong Kong Exchanges and Clearing Ltd.                      1.2
Monsanto Co.                                               1.2
Jacobs Engineering Group, Inc.                             1.2
Diageo Plc                                                 1.2



                                                       Percent of
Five Largest Industries                                Net Assets

Chemicals                                                  6.0%
Electrical Equipment                                       5.5
Metals & Mining                                            4.9
Construction & Engineering                                 4.4
Energy Equipment & Services                                4.3

   For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications for reporting ease.



                                                       Percent of
                                                       Long-Term
Geography Allocation by Country                       Investments

United States                                             36.9%
Australia                                                 13.0
Hong Kong                                                  8.9
India                                                      7.3
Switzerland                                                5.7
Canada                                                     4.6
Japan                                                      3.7
Brazil                                                     3.5
France                                                     3.5
United Kingdom                                             2.4
Germany                                                    2.0
China                                                      1.7
South Africa                                               1.4
Israel                                                     1.1
Singapore                                                  1.0
Mexico                                                     0.8
Italy                                                      0.7
Norway                                                     0.6
Spain                                                      0.6
Bermuda                                                    0.3
Netherlands                                                0.3



BLACKROCK GLOBAL GROWTH FUND, INC.                              AUGUST 31, 2007



A Letter to Shareholders


Dear Shareholder

Financial markets embarked on a wild ride during the August reporting period. Subprime mortgage troubles intensified in the final months of the period, spawning a widespread credit and liquidity crisis that crept into other areas of the market. The U.S. Federal Reserve Board (the Fed) and other countries' central banks stepped in to inject liquidity into the markets and bolster investor confidence. In August, the Fed cut the discount rate, the rate charged to banks to borrow money directly from the Fed, from 6.25% to 5.75%. Another .50% cut in the discount rate came on September 18, along with a .50% cut in the more widely followed federal funds rate. This brought the target short-term interest rate, which had remained unchanged at 5.25% for over a year, to 4.75%.

Although heightened volatility has been a recurring theme throughout the past year, the global economy (excluding the U.S. housing market) remained quite healthy. In general, equity market fundamentals also held firm - second-quarter corporate earnings exceeded expectations (although future earnings could be at risk if the economy weakens), dividend payouts and share buybacks continued to grow, and valuations remained attractive. These tailwinds generally prevailed over such headwinds as a slowing U.S. economy and troubled housing market, although the more recent credit crunch dampened corporate merger-and-acquisition activity, a key source of strength for equity markets. Stocks recorded their second-worst day of the year in August, yet remained comfortably in the black year-to-date.

Meanwhile, mixed economic signals and the credit market debacle made for a volatile backdrop for fixed income, with investors fleeing from bonds associated with the housing and credit markets in favor of higher-quality Treasury issues. As a result, the 10-year Treasury yield, which touched 5.30% in June (its highest level in five years), fell to 4.54% by period-end, while prices correspondingly rose.

Against this backdrop, financial markets posted mixed results for the six- and 12-month periods ended August 31, 2007:


Total Returns as of August 31, 2007                                                6-month       12-month
U.S. equities (S&P 500 Index)                                                       +5.70%        +15.13%
Small cap U.S. equities (Russell 2000 Index)                                        +0.54         +11.36
International equities (MSCI Europe, Australasia, Far East Index)                   +5.83         +18.71
Fixed income (Lehman Brothers U.S. Aggregate Bond Index)                            +1.54         + 5.26
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)                      -0.57         + 2.30
High yield bonds (Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index)    -1.71         + 6.46


Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

As you navigate market volatility, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. For more market insight, we invite you to visit www.blackrock.com/funds. We thank you for entrusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.


Sincerely,


(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
Fund President and Director


THIS PAGE NOT PART OF YOUR FUND REPORT



BLACKROCK GLOBAL GROWTH FUND, INC.                              AUGUST 31, 2007



A Discussion With Your Fund's Portfolio Manager


The Fund significantly outperformed its benchmark and its comparable Lipper category average for the fiscal year, benefiting from favorable geographic exposures and successful stock selection.

How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended August 31, 2007, BlackRock Global Growth Fund, Inc.'s Institutional, Investor A, Investor B, Investor C and Class R Shares had total returns of +31.17%, +30.79%, +29.74%, +29.77% and +30.41%, respectively. For the same period, the benchmark Morgan Stanley Capital International (MSCI) World Index returned +16.97% (in U.S.-dollar terms) and the Lipper Global Multi-Cap Growth Funds category posted an average return of +21.05%. (Funds in this Lipper category invest at least 75% of their equity assets in companies both inside and outside the United States. Growth funds typically have an above-average price-to-cash flow ratio, price-to-book ratio and three-year sales-per-share growth value compared to the S&P Citigroup World Broad Market Index.) (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.)

Global equity markets enjoyed strong returns for the fiscal year ended August 2007. Markets in emerging/developing economies outperformed developed markets by a substantial margin - the continuation of a trend that has been in place for a number of periods. While many markets significantly outperformed the MSCI World Index (in U.S.-dollar terms), some leading components, such as the United States, Japan and select European markets, underperformed. The performance of both the benchmark and the Fund was enhanced by the overall depreciation of the U.S. dollar versus other global currencies.

A near 6% retreat in the MSCI World Index in late February was triggered by fears of overheating in Asian markets (specifically, China's Shanghai stock exchange) as well as resurfacing concern over the fate of the global "carry trade" that has, in effect, supported perceived liquidity for some time. These issues were short-lived, however, and global equities staged a robust recovery from the early March lows. Slower U.S. gross domestic product growth through the period did not impede overall global growth patterns as many had feared, and emerging/developed economies continued to expand at attractive rates. A market sell-off of some 11% in early August was triggered primarily by U.S.-based concerns related to the state of the housing market, financing conditions and Federal Reserve Board monetary policy. Equity market volatility spiked dramatically (as measured by the Chicago Board Options Exchange SPX Volatility Index) at the end of the fiscal period as investors "repriced" risk across all types of equity and debt portfolios around the world.

Sector leadership in global equity markets remained fairly stable over the period, as more cyclically oriented sectors, such as industrials, materials and energy, generated rather consistent outperformance through much of the 12-month period.


What factors most influenced Fund performance?

The Fund outperformed the benchmark MSCI World Index and its comparable Lipper category average for the period primarily as a result of beneficial geographic allocations and favorable stock selection. Our substantial overweight in Australia (at an average of nearly 19% of net assets over the period), together with our exposures to India (10.4%), Hong Kong (6.3%) and China (2.2%), generated favorable returns for the Fund. (Note: Neither China nor India is a constituent of the benchmark index.) Our longstanding underweight of the U.S. market (at an average of 30% over the period versus 48% for the MSCI World Index), combined with favorable stock selection, also contributed measurably to performance. Successful security selection in the financials, industrials, energy and health care sectors also benefited Fund performance for the year.

Specific Fund holdings that contributed to returns included Leighton Holdings (Australia), Bharti Airtel Ltd. (India), Hong Kong Exchanges & Clearing (Hong
Kong), CSL Ltd. (Australia) and Larsen & Toubro Ltd. (India). Stock selection in the information technology and consumer discretionary sectors marginally detracted from performance, as did the Fund's modest cash balance. Fund positions that negatively impacted returns included Akamai Technologies
(U.S.), Samsung Electronics Co. Ltd. (South Korea), Seven & I Holdings Co.
Ltd. (Japan), International Game Technology (U.S.) and NutriSystem Inc. (U.S.).



BLACKROCK GLOBAL GROWTH FUND, INC.                              AUGUST 31, 2007



What changes were made to the portfolio during the period?

After the late-February market pullback, we regained confidence in the global outlook and took steps to position the portfolio accordingly. Exposure to the industrials, energy and materials sectors was increased to reflect various opportunities we have identified, particularly in the Asia-Pacific region. The Fund's exposure to financials was reduced to a further underweight on concerns over higher global interest rates and lack of convincing investment ideas. (At nearly 25%, the financial sector is the largest in the benchmark MSCI World Index.) Positions in the health care and consumer discretionary sectors also were lowered for stock-specific reasons. On balance, we increased exposure to the information technology and consumer staples sectors.

From a geographic perspective, we reduced the Fund's exposure to India from nearly 13% of net assets in late-2006 to just over 7% at period-end on profit-taking opportunities and early-2007 local market interest rate concerns. Australian exposure was lowered from 22% in early 2007 to 13% at period-end in two distinct steps (March and August) for similar reasons. The Fund established a modest exposure to Brazil (3%) and Mexico (1%) early in the period based on a favorable consumer growth profile. The Fund's allocation to the United States was increased by the end of the period to nearly 36% of net assets, up from an average of 30% during the fiscal year, in an effort to achieve improved balance in the portfolio in light of the early August market events. The Fund continues to be underweight the U.S. market by some 25% relative to the benchmark.

Significant additions to the portfolio included ABB Ltd. (Switzerland), Hong Kong Exchanges & Clearing, Ltd. (Hong Kong), Teva Pharmaceutical Industries Ltd. (Israel) and U.S. companies Microsoft Corp., Deere & Co., Monsanto Co., Cisco Systems, CVS/ Caremark Corp., General Electric and Pepsi Co. Positions that were eliminated from the portfolio included Macquarie Bank Ltd. (Australia), Corning Inc. (U.S.), Australia & New Zealand Bank (Australia), Novartis AG (Switzerland), Commonwealth Bank of Australia (Australia), Exxon Mobil Corp. (U.S.), Cerner Corp. (U.S.), Publishing & Broadcasting Ltd. (Australia), HSBC Holdings Plc (U.K.) and Phelps Dodge Corp. (U.S.).


How would you characterize the Fund's position at the close of the period?

While the U.S. economy experienced a classic midcycle slowdown in economic growth (that is, gross domestic product growth) from mid-2006 through the first quarter of 2007, most other global economies, particularly those in Europe and Asia, continued to experience strong rates of growth. This has provided a rather balanced demand backdrop on a worldwide basis. Events of early August 2007 (related to conditions in the global credit and financing markets) are certain to have dislocating effects upon certain geographies and specific market segments. Although the U.S. housing market has already been negatively impacted by such events, it is not clear that such effects will be limited in scope to the U.S. market. We continue to have a constructive view on the global markets but are most concerned with the outlook for the U.S. economy into 2008. We continue to find relatively attractive growth investment opportunities in a variety of global locations. As of fiscal year-end, 35% of the Fund's net assets was invested in stocks in the Asia-Pacific region and about 17% in emerging market economies. At the end of the period, the portfolio was overweight in the industrials, materials and information technology sectors, and underweight in financials, consumer discretionary and energy.


Thomas E. Burke, CFA
Portfolio Manager


September 18, 2007



BLACKROCK GLOBAL GROWTH FUND, INC.                              AUGUST 31, 2007



Performance Data


About Fund Performance


Effective October 2, 2006, the Fund's Class A, Class B, Class C and Class I Shares were redesignated Investor A, Investor B, Investor C and Institutional Shares, respectively. Class R Shares did not change their designation. As previously communicated to shareholders, new sales charge schedules came into effect at the same time for certain of these classes.

The Fund has multiple classes of shares:

* Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

* Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

* Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

* Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. In addition, Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class R Shares do not incur a maximum initial sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to inception, Class R Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect the Class R Share fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent Performance Results

                                                               6-Month            12-Month       Since Inception
As of August 31, 2007                                        Total Return       Total Return       Total Return
Institutional Shares*                                           +16.34%            +31.17%           +112.67%
Investor A Shares*                                              +16.18             +30.79            +107.46
Investor B Shares*                                              +15.66             +29.74            + 94.87
Investor C Shares*                                              +15.67             +29.77            + 91.93
Class R Shares*                                                 +15.90             +30.41            +104.40
MSCI World Index**                                              + 5.98             +16.97            + 98.16

 * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's inception date is 10/31/97.

** This unmanaged market capitalization-weighted Index is comprised of a representative sampling of large-, medium- and small-capitalization companies in 22 countries, including the United States.
   Since inception total returns are from 10/31/97.



BLACKROCK GLOBAL GROWTH FUND, INC.                              AUGUST 31, 2007



Performance Data (concluded)


Total Return Based on a $10,000 Investment


A line graph illustrating the growth of a $10,000 investment in Institutional Shares*++, Investor A Shares*++, Investor B Shares*++, Investor C Shares*++ and Class R Shares*++ compared to a similar investment in MSCI World Index++++. Values illustrated are as follows:


Institutional Shares*++

Date                                             Value

10/31/19997                                    $10,000.00
August 1998                                    $10,780.00
August 1999                                    $13,848.00
August 2000                                    $19,591.00
August 2001                                    $11,874.00
August 2002                                    $ 8,768.00
August 2003                                    $ 9,494.00
August 2004                                    $10,722.00
August 2005                                    $13,464.00
August 2006                                    $16,213.00
August 2007                                    $21,267.00


Investor A Shares*++

Date                                             Value

10/31/19997                                    $ 9,475.00
August 1998                                    $10,186.00
August 1999                                    $13,059.00
August 2000                                    $18,437.00
August 2001                                    $11,140.00
August 2002                                    $ 8,202.00
August 2003                                    $ 8,863.00
August 2004                                    $ 9,996.00
August 2005                                    $12,511.00
August 2006                                    $15,030.00
August 2007                                    $19,657.00


Investor B Shares*++

Date                                             Value

10/31/19997                                    $10,000.00
August 1998                                    $10,680.00
August 1999                                    $13,592.00
August 2000                                    $19,035.00
August 2001                                    $11,419.00
August 2002                                    $ 8,341.00
August 2003                                    $ 8,940.00
August 2004                                    $10,002.00
August 2005                                    $12,421.00
August 2006                                    $14,900.00
August 2007                                    $19,487.00


Investor C Shares*++

Date                                             Value

10/31/19997                                    $10,000.00
August 1998                                    $10,680.00
August 1999                                    $13,588.00
August 2000                                    $19,030.00
August 2001                                    $11,425.00
August 2002                                    $ 8,337.00
August 2003                                    $ 8,935.00
August 2004                                    $ 9,997.00
August 2005                                    $12,413.00
August 2006                                    $14,790.00
August 2007                                    $19,193.00


Class R Shares*++

Date                                             Value

10/31/19997                                    $10,000.00
August 1998                                    $10,735.00
August 1999                                    $13,722.00
August 2000                                    $19,317.00
August 2001                                    $11,648.00
August 2002                                    $ 8,558.00
August 2003                                    $ 9,269.00
August 2004                                    $10,485.00
August 2005                                    $13,087.00
August 2006                                    $15,674.00
August 2007                                    $20,440.00


MSCI World Index++++

Date                                             Value

10/31/19997                                    $10,000.00
August 1998                                    $10,390.00
August 1999                                    $13,823.00
August 2000                                    $15,638.00
August 2001                                    $11,668.00
August 2002                                    $ 9,661.00
August 2003                                    $10,716.00
August 2004                                    $12,390.00
August 2005                                    $14,633.00
August 2006                                    $16,940.00
August 2007                                    $19,816.00


    * Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.

   ** Commencement of operations.

   ++ The Fund invests primarily in equity securities with a particular emphasis on companies that have exhibited above-average growth rates in earnings.

 ++++ This unmanaged market capitalization-weighted Index is comprised of a representative sampling of large-, medium- and small-capitalization companies in 22 countries, including the United States.

      Past performance is not indicative of future results.



Average Annual Total Return


                                                            Return
Institutional Shares

One Year Ended 8/31/07                                      +31.17%
Five Years Ended 8/31/07                                    +19.39
Inception (10/31/97)
through 8/31/07                                             + 7.98



                                      Return Without     Return With
                                       Sales Charge     Sales Charge*
Investor A Shares

One Year Ended 8/31/07                    +30.79%           +23.92%
Five Years Ended 8/31/07                  +19.10            +17.83
Inception (10/31/97)
through 8/31/07                           + 7.70            + 7.12



                                         Return            Return
                                       Without CDSC    With CDSC++++++
Investor B Shares++

One Year Ended 8/31/07                    +29.74%            +25.24%
Five Years Ended 8/31/07                  +18.15             +17.95
Inception (10/31/97)
through 8/31/07                           + 7.02             + 7.02



                                         Return            Return
                                       Without CDSC    With CDSC++++++
Investor C Shares++++

One Year Ended 8/31/07                    +29.77%           +28.77%
Five Years Ended 8/31/07                  +18.15            +18.15
Inception (10/31/97)
through 8/31/07                           + 6.86            + 6.86



                                                            Return
Class R Shares

One Year Ended 8/31/07                                      +30.41%
Five Years Ended 8/31/07                                    +19.02
Inception (10/31/97)
through 8/31/07                                             + 7.54


       * Assuming maximum sales charge of 5.25%.

      ++ Maximum contingent deferred sales charge is 4.50% and is reduced to 0% after six years.

    ++++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

  ++++++ Assuming payment of applicable contingent deferred sales charge.



BLACKROCK GLOBAL GROWTH FUND, INC.                              AUGUST 31, 2007



Disclosure of Expenses


Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on March 1, 2007 and held through August 31, 2007) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.



                                                                                                  Expenses Paid
                                                       Beginning               Ending           During the Period*
                                                     Account Value         Account Value          March 1, 2007
                                                        March 1,             August 31,           to August 31,
                                                          2007                  2007                   2007
Actual

Institutional                                            $1,000              $1,163.40                $ 5.51
Investor A                                               $1,000              $1,161.80                $ 7.08
Investor B                                               $1,000              $1,156.60                $11.69
Investor C                                               $1,000              $1,156.70                $11.42
Class R                                                  $1,000              $1,159.00                $ 8.87

Hypothetical (5% annual return before expenses)**

Institutional                                            $1,000              $1,020.11                $ 5.14
Investor A                                               $1,000              $1,018.65                $ 6.61
Investor B                                               $1,000              $1,014.36                $10.92
Investor C                                               $1,000              $1,014.61                $10.66
Class R                                                  $1,000              $1,016.98                $ 8.29

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class
   (1.01% for Institutional, 1.30% for Investor A, 2.15% for Investor B, 2.10% for Investor C and
   1.63% for Class R), multiplied by the average account value over the period, multiplied by 184/365
   (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.



BLACKROCK GLOBAL GROWTH FUND, INC.                              AUGUST 31, 2007



Schedule of Investments as of August 31, 2007                 (in U.S. dollars)


                                                         Shares
       Industry       Common Stocks                        Held         Value

Africa

South Africa--1.4%

       Construction Materials--0.4%

       Pretoria Portland Cement Co. Ltd.                410,334    $  2,600,961

       Health Care Providers &
       Services--0.2%

       Network Healthcare Holdings Ltd.                 719,300       1,286,704

       Industrial Conglomerates--0.2%

       Barloworld Ltd.                                   91,800       1,575,276

       Media--0.3%

       Naspers Ltd.                                      75,700       1,899,194

       Metals & Mining--0.3%

       Impala Platinum Holdings Ltd.                     69,600       2,067,891

       Total Common Stocks in
       Africa--1.4%                                                   9,430,026


Europe

France--3.4%

       Construction & Engineering--0.5%

       Vinci SA                                          50,000       3,558,195

       Electric Utilities--0.5%

       Electricite de France SA                          34,100       3,443,074

       Electrical Equipment--0.8%

       Alstom                                            13,100       2,367,558
       Areva SA                                           3,000       2,999,877
                                                                   ------------
                                                                      5,367,435

       Multi-Utilities--1.0%

       Veolia Environnement SA                           92,025       7,055,317

       Textiles, Apparel &
       Luxury Goods--0.6%

       LVMH Moet Hennessy Louis Vuitton SA               35,500       3,965,024

       Total Common Stocks in France                                 23,389,045


Germany--2.0%

       Automobiles--0.5%

       Porsche AG (Preference Shares)                     1,900       3,394,469

       Chemicals--0.7%

       Wacker Chemie AG                                  22,200       4,847,782

       Diversified Financial Services--0.6%

       Deutsche Boerse AG                                36,400       4,016,456

       Industrial Conglomerates--0.2%

       Siemens AG                                        11,700       1,469,354

       Total Common Stocks in Germany                                13,728,061


Italy--0.7%

       Commercial Banks--0.7%

       UniCredito Italiano SpA                          596,200       5,099,635

       Total Common Stocks in Italy                                   5,099,635


Netherlands--0.3%

       Energy Equipment & Services--0.3%

       Fugro NV                                          32,000       2,223,191

       Total Common Stocks in the Netherlands                         2,223,191


                                                         Shares
       Industry       Common Stocks                        Held         Value

Europe (concluded)

Norway--0.6%

       Electrical Equipment--0.6%

       Renewable Energy Corp. AS (a)                    111,100    $  4,206,709

       Total Common Stocks in Norway                                  4,206,709


Spain--0.6%

       Diversified Financial Services--0.6%

       Bolsas y Mercados Espanoles                       73,500       4,063,086

       Total Common Stocks in Spain                                   4,063,086


Switzerland--5.5%

       Chemicals--0.8%

       Lonza Group AG Registered Shares                  57,800       5,665,729

       Commercial Services &
       Supplies--0.6%

       SGS SA                                             3,300       3,941,765

       Electrical Equipment--1.3%

       ABB Ltd.                                         376,800       9,257,143

       Food Products--1.0%

       Nestle SA Registered Shares                       15,800       6,868,145

       Oil, Gas & Consumable Fuels--0.4%

       Petroplus Holdings AG (a)                         29,600       2,570,932

       Pharmaceuticals--0.8%

       Roche Holding AG                                  33,100       5,749,855

       Textiles, Apparel &
       Luxury Goods--0.6%

       The Registered Shares Swatch Group Ltd.           80,100       4,498,958

       Total Common Stocks in Switzerland                            38,552,527


United Kingdom--2.4%

       Beverages--1.2%

       Diageo Plc                                       381,100       8,137,285

       Commercial Banks--0.7%

       Standard Chartered Plc                           155,000       4,781,539

       Commercial Services &
       Supplies--0.5%

       Intertek Group Plc                               175,500       3,474,827

       Total Common Stocks in
       the United Kingdom                                            16,393,651

       Total Common Stocks
       in Europe--15.5%                                             107,655,905


Latin America

Brazil--3.4%

       Beverages--0.7%

       Cia de Bebidas das Americas
         (Preference Shares) (d)                         72,300       5,058,831

       Commercial Banks--0.4%

       Banco Bradesco SA (d)                             98,600       2,433,448

       Media--0.7%

       NET Servicos de Comunicacao SA
         (Preference Shares) (a)                        333,703       4,974,930

       Metals & Mining--0.3%

       Companhia Vale do Rio Doce (Common
         Shares) (d)                                     36,500       1,800,545



BLACKROCK GLOBAL GROWTH FUND, INC.                              AUGUST 31, 2007



Schedule of Investments (continued)                           (in U.S. dollars)


                                                         Shares
       Industry       Common Stocks                        Held         Value

Latin America (concluded)

Brazil (concluded)

       Multiline Retail--0.4%

       Lojas Renner SA                                  156,300    $  2,710,953

       Oil, Gas & Consumable Fuels--0.6%

       Petroleo Brasileiro SA (d)                        70,200       4,341,168

       Personal Products--0.3%

       Natura Cosmeticos SA                             202,100       2,199,202

       Total Common Stocks in Brazil                                 23,519,077


Mexico--0.7%

       Wireless Telecommunication
       Services--0.7%

       America Movil, SA de CV (d)                       87,300       5,278,158

       Total Common Stocks in Mexico                                  5,278,158

       Total Common Stocks in
       Latin America--4.1%                                           28,797,235


Middle East

Israel--1.1%

       Pharmaceuticals--1.1%

       Teva Pharmaceutical Industries Ltd. (d)          172,800       7,430,400

       Total Common Stocks in
       the Middle East--1.1%                                          7,430,400


North America

Bermuda--0.3%

       Energy Equipment & Services--0.3%

       SeaDrill Ltd. (a)                                 98,100       1,825,688

       Total Common Stocks in Bermuda                                 1,825,688


Canada--4.4%

       Chemicals--1.3%

       Potash Corp. of Saskatchewan, Inc.               104,200       9,231,087

       Commercial Banks--1.0%

       Bank of Nova Scotia                               66,700       3,299,629
       Royal Bank of Canada                              72,200       3,718,027
                                                                   ------------
                                                                      7,017,656

       Diversified Financial Services--0.3%

       TSX Group, Inc.                                   51,400       2,166,004

       Energy Equipment & Services--0.3%

       Ensign Resource Service Group                    134,800       2,361,553

       Food & Staples Retailing--0.8%

       Shoppers Drug Mart Corp.                         108,200       5,457,133

       Metals & Mining--0.3%

       Teck Cominco Ltd. Class B                         40,200       1,713,068

       Oil, Gas & Consumable Fuels--0.4%

       Cameco Corp.                                      74,000       2,988,731

       Total Common Stocks in Canada                                 30,935,232



                                                         Shares
       Industry       Common Stocks                        Held         Value

North America (continued)

United States--35.5%

       Aerospace & Defense--0.6%

       Precision Castparts Corp.                         30,900    $  4,026,579

       Beverages--1.0%

       PepsiCo, Inc.                                    104,700       7,122,741

       Capital Markets--1.3%

       E*Trade Financial Corp. (a)                      115,000       1,791,700
       Lehman Brothers Holdings, Inc.                    62,000       3,399,460
       Northern Trust Corp.                              54,600       3,355,716
                                                                   ------------
                                                                      8,546,876

       Chemicals--1.2%

       Monsanto Co.                                     122,200       8,522,228

       Commercial Services &
       Supplies--0.5%

       FTI Consulting, Inc. (a)                          67,400       3,539,848

       Communications Equipment--2.2%

       Cisco Systems, Inc. (a)                          468,200      14,944,944

       Computers & Peripherals--2.1%

       EMC Corp. (a)                                    360,000       7,077,600
       Hewlett-Packard Co.                               76,200       3,760,470
       Apple Computer, Inc. (a)                          26,400       3,655,872
                                                                   ------------
                                                                     14,493,942

       Construction & Engineering--1.2%

       Jacobs Engineering Group, Inc. (a)               123,400       8,155,506

       Diversified Financial Services--0.5%

       Bank of America Corp.                             70,300       3,562,804

       Electrical Equipment--1.6%

       General Cable Corp. (a)                           72,500       4,218,050
       Roper Industries, Inc.                           113,300       7,170,757
                                                                   ------------
                                                                     11,388,807

       Energy Equipment & Services--2.6%

       Complete Production Services, Inc. (a)            67,800       1,505,160
       Core Laboratories NV (a)                          32,200       3,609,620
       National Oilwell Varco, Inc. (a)                  49,500       6,336,000
       Schlumberger Ltd.                                 70,000       6,755,000
                                                                   ------------
                                                                     18,205,780

       Food & Staples Retailing--1.1%

       CVS/Caremark Corp.                               193,800       7,329,516

       Food Products--0.6%

       Bunge Ltd.                                        46,400       4,242,816

       Health Care Equipment &
       Supplies--0.6%

       Intuitive Surgical, Inc. (a)                      18,400       4,071,552

       Health Care Providers &
       Services--0.8%

       Aetna, Inc.                                      112,600       5,732,466

       Hotels, Restaurants & Leisure--1.0%

       McDonald's Corp.                                 141,400       6,963,950

       Household Products--1.8%

       The Procter & Gamble Co.                         191,700      12,519,927

       Industrial Conglomerates--1.0%

       General Electric Co.                             185,500       7,210,385



BLACKROCK GLOBAL GROWTH FUND, INC.                              AUGUST 31, 2007



Schedule of Investments (continued)                           (in U.S. dollars)


                                                         Shares
       Industry       Common Stocks                        Held         Value

North America (concluded)

United States (concluded)

       Insurance--0.8%

       American International Group, Inc.                85,000    $  5,610,000

       Internet Software & Services--2.3%

       eBay, Inc. (a)                                   103,700       3,536,170
       Google, Inc. Class A (a)                          23,900      12,314,475
                                                                   ------------
                                                                     15,850,645

       Life Sciences Tools & Services--1.3%

       Thermo Fisher Scientific, Inc. (a)               107,500       5,829,725
       Waters Corp. (a)                                  56,800       3,497,176
                                                                   ------------
                                                                      9,326,901

       Machinery--2.8%

       Deere & Co.                                       72,900       9,918,774
       Joy Global, Inc.                                 100,900       4,378,051
       Terex Corp. (a)                                   64,200       5,128,296
                                                                   ------------
                                                                     19,425,121

       Metals & Mining--0.8%

       Freeport-McMoRan Copper & Gold, Inc.
         Class B                                         67,000       5,857,140

       Pharmaceuticals--0.5%

       Merck & Co., Inc.                                 70,900       3,557,053

       Semiconductors & Semiconductor
       Equipment--1.3%

       Intel Corp.                                      147,000       3,785,250
       Nvidia Corp. (a)                                 106,000       5,422,960
                                                                   ------------
                                                                      9,208,210

       Software--2.4%

       Factset Research Systems, Inc.                    49,900       2,990,507
       Microsoft Corp.                                  376,000      10,802,480
       Oracle Corp. (a)                                 149,200       3,025,776
                                                                   ------------
                                                                     16,818,763

       Tobacco--0.8%

       Altria Group, Inc.                                78,900       5,476,449

       Wireless Telecommunication
       Services--0.8%

       SBA Communications Corp. Class A (a)             162,000       5,276,340

       Total Common Stocks in
       the United States                                            246,987,289

       Total Common Stocks
       in North America--40.2%                                      279,748,209


Pacific Basin

Australia--12.6%

       Biotechnology--0.8%

       CSL Ltd.                                          71,900       5,778,740

       Capital Markets--0.9%

       Australian Wealth Management Ltd.              1,172,400       2,437,262
       Perpetual Trustees Australia Ltd.                 63,100       3,958,533
                                                                   ------------
                                                                      6,395,795

       Chemicals--0.9%

       Incitec Pivot Ltd.                                33,400       1,790,526
       Nufarm Ltd.                                      165,300       1,902,177
       Orica Ltd.                                       119,400       2,798,789
                                                                   ------------
                                                                      6,491,492



                                                         Shares
       Industry       Common Stocks                        Held         Value

Pacific Basin (continued)

Australia (concluded)

       Commercial Banks--0.9%

       National Australia Bank Ltd.                      86,400    $  2,824,324
       Westpac Banking Corp.                            138,800       3,089,948
                                                                   ------------
                                                                      5,914,272

       Commercial Services &
       Supplies--0.3%

       Seek Ltd.                                        309,500       2,077,147

       Construction & Engineering--1.5%

       Boart Longyear Group (a)                       1,532,200       2,771,408
       Leighton Holdings Ltd.                           215,400       7,728,746
                                                                   ------------
                                                                     10,500,154

       Diversified Financial Services--0.7%

       Australian Stock Exchange Ltd.                   122,000       4,633,088

       Energy Equipment & Services--0.8%

       WorleyParsons Ltd.                               180,222       5,693,612

       Health Care Equipment &
       Supplies--0.7%

       Cochlear Ltd.                                     88,200       4,836,555

       Insurance--1.0%

       QBE Insurance Group Ltd.                         240,200       6,851,230

       Metals & Mining--1.8%

       BHP Billiton Ltd.                                178,500       5,612,914
       Lihir Gold Ltd. (a)(e)                         1,291,552       3,245,212
       Zinifex Ltd.                                     250,100       3,455,245
                                                                   ------------
                                                                     12,313,371

       Oil, Gas & Consumable Fuels--1.3%

       Origin Energy Ltd.                               385,700       3,147,296
       Paladin Resources Ltd. (a)                       330,900       1,641,203
       Woodside Petroleum Ltd.                          119,100       4,415,732
                                                                   ------------
                                                                      9,204,231

       Transportation Infrastructure--1.0%

       Macquarie Infrastructure Group                 1,579,200       4,265,244
       Transurban Group                                 501,800       2,940,603
                                                                   ------------
                                                                      7,205,847

       Total Common Stocks in Australia                              87,895,534


China--2.1%

       Electrical Equipment--0.2%

       Suntech Power Holdings Co. Ltd. (a)(d)            45,300       1,619,475

       Media--0.5%

       Focus Media Holding Ltd. (a)(d)(e)                71,200       2,867,224

       Metals & Mining--0.5%

       China Molybdenum Co. Ltd. (a)                  1,892,500       3,625,958

       Oil, Gas & Consumable Fuels--0.9%

       China Shenhua Energy Co. Ltd. Class H          1,438,900       6,237,112

       Total Common Stocks in China                                  14,349,769


Hong Kong--8.6%

       Communications Equipment--0.4%

       ZTE Corp.                                        563,400       2,760,047

       Distributors--1.0%

       China Resources Enterprise, Ltd.               1,655,000       6,738,729



BLACKROCK GLOBAL GROWTH FUND, INC.                              AUGUST 31, 2007



Schedule of Investments (continued)                           (in U.S. dollars)


                                                         Shares
       Industry       Common Stocks                        Held         Value

Pacific Basin (continued)

Hong Kong (concluded)

       Diversified Financial Services--1.2%

       Hong Kong Exchanges and Clearing Ltd.            466,500    $  8,584,990

       Electric Utilities--0.7%

       Cheung Kong Infrastructure
         Holdings Ltd.                                1,380,900       5,109,099

       Food Products--1.1%

       Chaoda Modern Agriculture
         Holdings Ltd.                                4,786,600       3,689,248
       China Mengniu Dairy Co., Ltd.                  1,092,800       4,120,257
                                                                   ------------
                                                                      7,809,505

       Industrial Conglomerates--0.5%

       NWS Holdings Ltd.                              1,439,300       3,274,472

       Real Estate Management &
       Development--0.9%

       Henderson Land Development Co., Ltd.             342,500       2,376,261
       Midland Holdings Ltd.                          2,132,300       1,503,998
       Sun Hung Kai Properties Ltd.                     185,300       2,471,411
                                                                   ------------
                                                                      6,351,670

       Specialty Retail--0.5%

       Esprit Holdings Ltd.                             253,000       3,682,584

       Transportation Infrastructure--1.4%

       COSCO Pacific Ltd.                             1,106,600       3,072,450
       China Merchants Holdings International
         Co., Ltd.                                      796,800       4,164,024
       Hopewell Holdings Ltd.                           527,800       2,514,574
                                                                   ------------
                                                                      9,751,048

       Wireless Telecommunication
       Services--0.9%

       China Mobile Ltd.                                451,900       6,143,056

       Total Common Stocks in Hong Kong                              60,205,200


India--7.1%

       Automobiles--0.2%

       Tata Motors Ltd.                                  85,000       1,459,297

       Construction & Engineering--1.2%

       Jaiprakash Associates Ltd.                       100,200       2,234,552
       Larsen & Toubro Ltd.                              95,200       6,015,475
                                                                   ------------
                                                                      8,250,027

       Electrical Equipment--0.8%

       Bharat Heavy Electricals Ltd.                     80,400       3,714,529
       Suzlon Energy Ltd.                                54,100       1,675,413
                                                                   ------------
                                                                      5,389,942

       IT Services--1.5%

       Infosys Technologies Ltd.                        109,400       4,963,615
       Satyam Computer Services Ltd.                    198,200       2,170,866
       Tata Consultancy Services Ltd.                   123,100       3,205,419
                                                                   ------------
                                                                     10,339,900

       Industrial Conglomerates--0.2%

       Siemens India Ltd.                                51,000       1,598,873

       Media--0.3%

       Zee Telefilms Ltd.                               245,600       1,861,152



                                                         Shares
       Industry       Common Stocks                        Held         Value

       Pacific Basin (concluded)

India (concluded)

       Metals & Mining--0.9%

       Hindalco Industries Ltd.                         596,700    $  2,305,050
       Sterlite Industries India Ltd.                   277,000       4,276,135
                                                                   ------------
                                                                      6,581,185

       Oil, Gas & Consumable Fuels--0.7%

       Reliance Industries Ltd.                          95,500       4,581,430

       Pharmaceuticals--0.2%

       Sun Pharma Advanced Research
         Co., Ltd. (a)                                   70,300         134,580
       Sun Pharmaceuticals Industries Ltd.               70,300       1,598,454
                                                                   ------------
                                                                      1,733,034

       Wireless Telecommunication
       Services--1.1%

       Bharti Tele-Ventures Ltd. (a)                    230,600       4,962,343
       Reliance Communication Ventures Ltd.             202,400       2,692,725
                                                                   ------------
                                                                      7,655,068

       Total Common Stocks in India                                  49,449,908


Japan--3.5%

       Chemicals--0.9%

       JSR Corp.                                        107,000       2,398,005
       Mitsubishi Rayon Co., Ltd.                       294,000       1,873,841
       Toray Industries, Inc.                           295,000       2,254,728
                                                                   ------------
                                                                      6,526,574

       Electrical Equipment--0.4%

       Matsushita Electric Works Ltd.                   225,000       2,753,476

       Food & Staples Retailing--0.3%

       Seven & I Holdings Co. Ltd.                       77,700       2,073,521

       Office Electronics--0.8%

       Canon, Inc.                                       99,200       5,671,509

       Real Estate Management &
       Development--0.3%

       Mitsui Fudosan Co., Ltd.                          85,000       2,224,285

       Road & Rail--0.4%

       East Japan Railway Co.                               330       2,630,538

       Wireless Telecommunication
       Services--0.4%

       NTT DoCoMo, Inc.                                   1,900       2,904,396

       Total Common Stocks in Japan                                  24,784,299


Singapore--1.0%

       Food Products--0.4%

       Wilmar International Ltd.                      1,164,000       2,397,717

       Industrial Conglomerates--0.6%

       Keppel Corp. Ltd.                                493,600       4,144,770

       Total Common Stocks in Singapore                               6,542,487

       Total Common Stocks in
       the Pacific Basin--34.9%                                     243,227,197

       Total Common Stocks
       (Cost--$540,626,871)--97.2%                                  676,288,972



BLACKROCK GLOBAL GROWTH FUND, INC.                              AUGUST 31, 2007



Schedule of Investments (concluded)                           (in U.S. dollars)


                                                     Beneficial
       Short-Term Securities                           Interest         Value

       BlackRock Liquidity Series, LLC
         Cash Sweep Series,
         5.33% (b)(c)                              $ 17,698,554    $ 17,698,554
       BlackRock Liquidity Series, LLC
         Money Market Series,
         5.40% (b)(c)(f)                              2,913,150       2,913,150

       Total Short-Term Securities
       (Cost--$20,611,704)--3.0%                                     20,611,704



                                                      Number of
       Options Purchased                              Contracts         Value

       Put Options Purchased

       iShares MSCI Emerging Markets
         Index Fund, expiring September 2007
         at USD 120                                       3,000    $    306,000
       iShares MSCI Emerging Markets
         Index Fund, expiring September 2007
         at USD 135                                       2,594       1,193,240
       iShares MSCI Emerging Markets
         Index Fund, expiring September 2007
         at USD 140                                         946         634,766

       Total Options Purchased
       (Premiums Paid--$3,600,940)--0.3%                              2,134,006

Total Investments (Cost--$564,839,515*)--100.5%                     699,034,682
Liabilities in Excess of Other Assets--(0.5%)                       (3,468,136)
                                                                   ------------
Net Assets--100.0%                                                 $695,566,546
                                                                   ============


  * The cost and unrealized appreciation (depreciation) of investments as of August 31, 2007, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                 $    565,224,455
                                                   ================
    Gross unrealized appreciation                  $    144,419,029
    Gross unrealized depreciation                      (10,608,802)
                                                   ----------------
    Net unrealized appreciation                    $    133,810,227
                                                   ================

(a) Non-income producing security.

(b) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                  Net            Interest
    Affiliate                                   Activity          Income

    BlackRock Liquidity Series, LLC
       Cash Sweep Series                      $4,546,649       $1,036,944
    BlackRock Liquidity Series, LLC
       Money Market Series                    $2,061,950       $    5,962

(c) Represents the current yield as of August 31, 2007.

(d) Depositary receipts.

(e) Security, or a portion of security, is on loan.

(f) Security was purchased with the cash proceeds from securities loans.

  o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry and geographical classifications are unaudited.

    See Notes to Financial Statements.



BLACKROCK GLOBAL GROWTH FUND, INC.                              AUGUST 31, 2007


Statement of Assets and Liabilities

As of August 31, 2007
Assets

       Investments in unaffiliated securities, at value (including securities
       loaned of $2,845,861) (identified cost--$540,626,871)                                                      $   676,288,972
       Options purchased, at value (cost--$3,600,940)                                                                   2,134,006
       Investments in affiliated securities, at value (identified cost--$20,611,704)                                   20,611,704
       Foreign cash (cost--$948,271)                                                                                      952,190
       Cash                                                                                                             2,839,704
       Receivables:
           Capital shares sold                                                                 $     1,106,783
           Dividends                                                                                   652,734
           Securities sold                                                                              84,921
           Securities lending--net                                                                       1,663          1,846,101
                                                                                               ---------------
       Prepaid expenses                                                                                                   126,247
                                                                                                                  ---------------
       Total assets                                                                                                   704,798,924
                                                                                                                  ---------------

Liabilities

       Collateral on securities loaned, at value                                                                        2,913,150
       Deferred foreign capital gain tax                                                                                1,126,307
       Payables:
           Securities purchased                                                                      3,509,444
           Capital shares redeemed                                                                     743,102
           Investment adviser                                                                          428,838
           Other affiliates                                                                            160,340
           Distributor                                                                                 158,974          5,000,698
                                                                                               ---------------
       Accrued expenses and other liabilities                                                                             192,223
                                                                                                                  ---------------
       Total liabilities                                                                                                9,232,378
                                                                                                                  ---------------

Net Assets

       Net assets                                                                                                 $   695,566,546
                                                                                                                  ===============

Net Assets Consist of

       Institutional Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                        $     1,709,584
       Investor A Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                                 1,757,491
       Investor B Shares of Common Stock, $.10 par value, 300,000,000 shares authorized                                   301,253
       Investor C Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                                   452,637
       Class R Shares of Common Stock, $.10 par value, 300,000,000 shares authorized                                       24,188
       Paid-in capital in excess of par                                                                               925,375,553
       Undistributed investment income--net                                                    $     3,657,259
       Accumulated realized capital losses--net                                                  (370,799,890)
       Unrealized appreciation--net                                                                133,088,471
                                                                                               ---------------
       Total accumulated losses--net                                                                                (234,054,160)
                                                                                                                  ---------------
       Net Assets                                                                                                 $   695,566,546
                                                                                                                  ===============

Net Asset Value

       Institutional--Based on net assets of $284,754,096 and 17,095,837 shares outstanding                       $         16.66
                                                                                                                  ===============
       Investor A--Based on net assets of $288,911,681 and 17,574,909 shares outstanding                          $         16.44
                                                                                                                  ===============
       Investor B--Based on net assets of $47,185,544 and 3,012,534 shares outstanding                            $         15.66
                                                                                                                  ===============
       Investor C--Based on net assets of $70,835,278 and 4,526,369 shares outstanding                            $         15.65
                                                                                                                  ===============
       Class R--Based on net assets of $3,879,947 and 241,882 shares outstanding                                  $         16.04
                                                                                                                  ===============

       See Notes to Financial Statements.



BLACKROCK GLOBAL GROWTH FUND, INC.                              AUGUST 31, 2007


Statement of Operations

For the Year Ended August 31, 2007
Investment Income

       Dividends (net of $296,834 foreign withholding tax)                                                        $    10,738,376
       Interest from affiliates                                                                                         1,036,944
       Securities lending--net                                                                                              5,962
                                                                                                                  ---------------
       Total income                                                                                                    11,781,282
                                                                                                                  ---------------

Expenses

       Investment advisory fees                                                                $     4,286,401
       Service fees--Investor A                                                                        643,390
       Service and distribution fees--Investor C                                                       628,488
       Service and distribution fees--Investor B                                                       536,857
       Transfer agent fees--Investor A                                                                 400,645
       Transfer agent fees--Institutional                                                              259,566
       Custodian fees                                                                                  248,157
       Accounting services                                                                             199,436
       Transfer agent fees--Investor B                                                                 128,943
       Transfer agent fees--Investor C                                                                 126,994
       Printing and shareholder reports                                                                100,766
       Professional fees                                                                                75,960
       Registration fees                                                                                66,086
       Directors' fees and expenses                                                                     59,464
       Service and distribution fees--Class R                                                           11,339
       Pricing fees                                                                                     10,763
       Transfer agent fees--Class R                                                                      5,881
       Other                                                                                            35,700
                                                                                               ---------------
       Total expenses                                                                                                   7,824,836
                                                                                                                  ---------------
       Investment income--net                                                                                           3,956,446
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss)--Net

       Realized gain (loss) on:
           Investments (including $88,338 foreign capital gain tax)--net                            76,803,139
           Foreign currency transactions--net                                                        (210,801)         76,592,338
                                                                                               ---------------
       Change in unrealized appreciation/depreciation on:
           Investments (including $818,580 deferred foreign capital gain tax)--net                  65,994,017
           Foreign currency transactions--net                                                           16,232         66,010,249
                                                                                               ---------------    ---------------
       Total realized and unrealized gain--net                                                                        142,602,587
                                                                                                                  ---------------
       Net Increase in Net Assets Resulting from Operations                                                       $   146,559,033
                                                                                                                  ===============

       See Notes to Financial Statements.



BLACKROCK GLOBAL GROWTH FUND, INC.                              AUGUST 31, 2007


Statements of Changes in Net Assets

                                                                                                       For the Year Ended
                                                                                                           August 31,
Increase (Decrease) in Net Assets:                                                                   2007                2006
Operations

       Investment income--net                                                                 $      3,956,446   $      1,185,097
       Realized gain--net                                                                           76,592,338         82,004,957
       Change in unrealized appreciation/depreciation--net                                          66,010,249          5,057,083
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                        146,559,033         88,247,137
                                                                                               ---------------    ---------------

Dividends to Shareholders

       Investment income--net:
           Institutional                                                                             (101,798)        (1,768,759)
           Investor A                                                                                       --        (1,202,472)
           Investor B                                                                                       --          (867,598)
           Investor C                                                                                       --          (259,084)
           Class R                                                                                          --           (12,520)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends to shareholders                           (101,798)        (4,110,433)
                                                                                               ---------------    ---------------

Capital Share Transactions

       Net increase (decrease) in net assets derived from capital share transactions                56,315,507       (67,333,645)
                                                                                               ---------------    ---------------

Redemption Fee

       Redemption fee                                                                                    9,997                214
                                                                                               ---------------    ---------------

Net Assets

       Total increase in net assets                                                                202,782,739         16,803,273
       Beginning of year                                                                           492,783,807        475,980,534
                                                                                               ---------------    ---------------
       End of year*                                                                            $   695,566,546   $    492,783,807
                                                                                               ===============    ===============
           * Undistributed investment income--net                                              $     3,657,259    $       101,750
                                                                                               ===============    ===============
             See Notes to Financial Statements.



BLACKROCK GLOBAL GROWTH FUND, INC.                              AUGUST 31, 2007


Financial Highlights

The following
per share data
and ratios
have been
derived from
information                              Institutional                                             Investor A
provided in
the financial                    For the Year Ended August 31,                           For the Year Ended August 31,
statements.                 2007      2006    2005        2004      2003         2007     2006        2005      2004     2003
Per Share Operating Performance

Net asset value,
beginning of year        $  12.71  $   10.72 $    8.56 $    7.58  $    7.00    $   12.57 $   10.60 $    8.47  $    7.51 $    6.95
                         --------------------------------------------------    --------------------------------------------------
Investment
income--net*                  .16        .09       .16       .09        .04          .11       .06       .13        .07       .03
Realized and
unrealized
gain--net                3.80++++   2.07++++  2.03++++   .89++++        .54     3.76++++  2.05++++  2.00++++    .89++++       .53
                         --------------------------------------------------    --------------------------------------------------
Total from investment
operations                   3.96       2.16      2.19       .98        .58         3.87      2.11      2.13        .96       .56
                         --------------------------------------------------    --------------------------------------------------
Less dividends from
investment income--net      (.01)      (.17)     (.03)        --         --           --     (.14)      --++         --        --
                         --------------------------------------------------    --------------------------------------------------
Net asset value,
end of year              $  16.66  $   12.71 $   10.72 $    8.56  $    7.58    $   16.44 $   12.57  $  10.60  $    8.47 $    7.51
                         ==================================================    ==================================================

Total Investment Return**

Based on net asset
value per share            31.17%     20.41%    25.58%    12.93%      8.29%       30.79%    20.13%    25.17%     12.78%     8.06%
                         ==================================================    ==================================================

Ratios Based on Average Net Assets

Expenses                    1.01%      1.12%     1.13%     1.13%      1.16%        1.30%     1.35%     1.38%      1.37%     1.42%
                         ==================================================    ==================================================
Investment income--net      1.07%       .71%     1.60%     1.05%       .63%         .75%      .53%     1.35%       .87%      .40%
                         ==================================================    ==================================================

Supplemental Data

Net assets, end of
year (in thousands)      $284,754   $144,560  $114,007  $106,785   $133,096    $ 288,912  $227,792  $ 93,408   $ 98,519  $110,092
                         ==================================================    ==================================================
Portfolio turnover            91%        80%      109%       72%       121%          91%       80%      109%        72%      121%
                         ==================================================    ==================================================

     * Based on average shares outstanding.

    ** Total investment return excludes the effect of any sales charges.

    ++ Amount is less than $.01 per share.

  ++++ Includes a redemption fee, which is less than $.01 per share.

       See Notes to Financial Statements.



BLACKROCK GLOBAL GROWTH FUND, INC.                              AUGUST 31, 2007


Financial Highlights (continued)

The following
per share data
and ratios
have been
derived from
information                                Investor B                                              Investor C
provided in
the financial                    For the Year Ended August 31,                           For the Year Ended August 31,
statements.                 2007      2006    2005        2004      2003         2007     2006        2005      2004     2003
Per Share Operating Performance

Net asset value,
beginning of year        $  12.07  $   10.17 $    8.19 $    7.32  $    6.83    $   12.06 $   10.17 $    8.19  $    7.32 $    6.83
                         --------------------------------------------------    --------------------------------------------------
Investment income
(loss)--net*                (.01)      (.06)       .05      --++      (.03)        (.01)     (.04)       .05       --++     (.03)
Realized and
unrealized gain--net     3.60++++   2.00++++  1.93++++   .87++++        .52     3.60++++  1.98++++  1.93++++    .87++++       .52
                         --------------------------------------------------    --------------------------------------------------
Total from investment
operations                   3.59       1.94      1.98       .87        .49         3.59      1.94      1.98        .87       .49
                         --------------------------------------------------    --------------------------------------------------
Less dividends from
investment income--net         --      (.04)        --        --         --           --     (.05)        --         --        --
                         --------------------------------------------------    --------------------------------------------------
Net asset value,
end of year              $  15.66  $   12.07 $   10.17 $    8.19  $    7.32    $   15.65 $   12.06 $   10.17  $    8.19 $    7.32
                         ==================================================    ==================================================

Total Investment Return**

Based on net asset
value per share            29.74%     19.18%    24.18%    11.89%      7.17%       29.77%    19.15%    24.18%     11.89%     7.17%
                         ==================================================    ==================================================

Ratios Based on Average Net Assets

Expenses                    2.15%      2.18%     2.16%     2.16%      2.22%        2.10%     2.16%     2.18%      2.18%     2.24%
                         ==================================================    ==================================================
Investment income
(loss)--net                (.10%)     (.56%)      .56%      .05%     (.43%)       (.04%)    (.36%)      .55%       .05%    (.43%)
                         ==================================================    ==================================================

Supplemental Data

Net assets, end of
year (in thousands)      $ 47,186   $ 62,390  $212,353  $252,691   $327,483    $  70,835  $ 56,567  $ 55,507   $ 60,771  $ 72,249
                         ==================================================    ==================================================
Portfolio turnover            91%        80%      109%       72%       121%          91%       80%      109%        72%      121%
                         ==================================================    ==================================================

     * Based on average shares outstanding.

    ** Total investment return excludes the effect of sales charges.

    ++ Amount is less than $.01 per share.

  ++++ Includes a redemption fee, which is less than $.01 per share.

       See Notes to Financial Statements.



BLACKROCK GLOBAL GROWTH FUND, INC.                              AUGUST 31, 2007


Financial Highlights (concluded)
                                                                                         Class R

                                                                                                                 For the Period
                                                                                                               January 3, 2003++
The following per share data and ratios have been derived              For the Year Ended August 31,             to August 31,
from information provided in the financial statements.        2007           2006           2005         2004         2003
Per Share Operating Performance

Net asset value, beginning of period                     $      12.30   $      10.42   $       8.36   $       7.39   $       6.50
                                                         ------------   ------------   ------------   ------------   ------------
Investment income--net*                                           .06            .03            .06            .08            .06
Realized and unrealized gain--net                            3.68++++       2.00++++       2.01++++        .89++++            .83
                                                         ------------   ------------   ------------   ------------   ------------
Total from investment operations                                 3.74           2.03           2.07            .97            .89
                                                         ------------   ------------   ------------   ------------   ------------
Less dividends from investment income--net                         --          (.15)          (.01)             --             --
                                                         ------------   ------------   ------------   ------------   ------------
Net asset value, end of period                           $      16.04   $      12.30   $      10.42   $       8.36   $       7.39
                                                         ============   ============   ============   ============   ============

Total Investment Return

Based on net asset value per share                             30.41%         19.78%         24.81%         13.13%    13.69%+++++
                                                         ============   ============   ============   ============   ============

Ratios to Average Net Assets

Expenses                                                        1.63%          1.62%          1.79%          1.56%       1.64%+++
                                                         ============   ============   ============   ============   ============
Investment income--net                                           .44%           .23%           .99%          1.36%        .66%+++
                                                         ============   ============   ============   ============   ============

Supplemental Data

Net assets, end of period (in thousands)                 $      3,880   $      1,475   $        705   $        166           --**
                                                         ============   ============   ============   ============   ============
Portfolio turnover                                                91%            80%           109%            72%           121%
                                                         ============   ============   ============   ============   ============

      * Based on average shares outstanding.

     ** Amount is less than $1,000.

     ++ Commencement of operations.

   ++++ Includes a redemption fee, which is less than $.01 per share.

    +++ Annualized.

  +++++ Aggregate total investment return.

        See Notes to Financial Statements.



BLACKROCK GLOBAL GROWTH FUND, INC.                              AUGUST 31, 2007



Notes to Financial Statements


1. Significant Accounting Policies:
BlackRock Global Growth Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund offers multiple classes of shares. Effective October 2, 2006, Class I, Class A, Class B and Class C Shares were redesignated Institutional, Investor A, Investor B and Investor C Shares, respectively. Class R Shares did not change their designation. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are sold with a front-end sales charge. Shares of Investor B and Investor C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on certain changes to the Investor A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Equity securities held by the Fund that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written or purchased are valued at the last sale price in the case of exchange-traded options. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Valuation of short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Fund's Board of Directors or by BlackRock Advisors, LLC (the "Manager"), an indirect subsidiary of BlackRock, Inc. using a pricing service and/or procedures approved by the Fund's Board of Directors.



BLACKROCK GLOBAL GROWTH FUND, INC.                              AUGUST 31, 2007



Notes to Financial Statements (continued)


(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract due to an unfavorable change in the price of the underlying security or index, or if the counterparty does not perform under the contract.

* Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--The Fund may also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits, and maintains as collateral, such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the trans-actions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.



BLACKROCK GLOBAL GROWTH FUND, INC.                              AUGUST 31, 2007



Notes to Financial Statements (continued)


(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it receives a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Recent accounting pronouncements--In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including mutual funds, before being measured and recognized in the financial statements. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on each of the Fund's financial statements, if any, is currently being assessed.

In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on the Fund's financial statements, if any, has not been determined.

In addition, in February 2007, FASB issued "Statement of Financial Accounting Standards No. 159, The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), which is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Fund's financial statements, if any, has not been determined.

(j) Reclassification--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $299,139 has been reclassified between undistributed net investment income and accumulated net realized capital losses as a result of permanent differences attributable to foreign currency transactions and characterization of expenses. This reclassification has no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
On September 29, 2006, BlackRock, Inc. and Merrill Lynch & Co., Inc. ("Merrill Lynch") combined Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. ("MLIM"), and its affiliates, with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc. ("PNC") has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.



BLACKROCK GLOBAL GROWTH FUND, INC.                              AUGUST 31, 2007



Notes to Financial Statements (continued)


On August 31, 2006, shareholders of the Fund approved a new Investment Advisory Agreement with BlackRock Advisors Inc. BlackRock Advisors, Inc. was reorganized into a limited liability company and renamed BlackRock Advisors, LLC.

The Investment Advisory Agreement between the Fund and the Manager became effective on September 29, 2006. Prior to September 29, 2006, MLIM was the Fund's manager. The general partner of MLIM is an indirect, wholly owned subsidiary of Merrill Lynch, which is the limited partner. The Fund has also entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. and its affiliates ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc., and BDI is an affiliate of BlackRock, Inc.

The Manager is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at an annual rate of .75% of the average daily net assets not exceeding $1.5 billion and .725% of the average daily net assets in excess of $1.5 billion. In addition, the Manager has entered into a sub-advisory agreement with BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, under which the Manager pays BIM for services it provides a monthly fee that is a percentage of the management fee paid by the Fund to the Manager. Prior to September 29, 2006, MLIM had a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                             Service       Distribution
                                                 Fee                Fee


Investor A                                      .25%                 --
Investor B                                      .25%               .75%
Investor C                                      .25%               .75%
Class R                                         .25%               .25%


Pursuant to sub-agreements with each Distributor, broker-dealers, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch, and each Distributor provide shareholder servicing and distribution services to the Fund. The ongoing service fee compensates the Distributor and each broker-dealer (including MLPF&S) for providing shareholder servicing to Investor A, Investor B, Investor C and Class R shareholders. The ongoing distribution fee compensates the Distributor and the broker-dealer for providing shareholder servicing and distribution-related services to Investor B, Investor C and Class R shareholders.

For the year ended August 31, 2007, FAMD, the Fund's sole Distributor until September 29, 2006, and BDI earned underwriting discounts and direct commissions and MLPF&S and BDI earned dealer concessions on sales of the Fund's Investor A Shares, which totaled $91,537.

For the year ended August 31, 2007, affiliates received contingent deferred sales charges of $22,954 and $1,470 relating to transactions in Investor B and Investor C Shares, respectively. Furthermore, affiliates received contingent deferred sales charges of $165 relating to transactions subject to front-end sales charge waivers on Investor A Shares.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. During the period September 29, 2006 to August 31, 2007, the following amounts have been accrued by the Fund to reimburse the Manager for costs incurred running the call center, which are a component of the transfer agent fees in the accompanying Statement of Operations.

                                                            Call Center
                                                                   Fees

Institutional                                                   $11,517
Investor A                                                      $13,614
Investor B                                                      $10,308
Investor C                                                      $15,454
Class R                                                         $    30



BLACKROCK GLOBAL GROWTH FUND, INC.                              AUGUST 31, 2007



Notes to Financial Statements (continued)


The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Fund has retained BIM as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. Prior to September 29, 2006, BIM was organized as Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, and MLIM, LLC was the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. For the year ended August 31, 2007, BIM received $447 in securities lending agent fees.

In addition, MLPF&S received $146,900 in commissions on the execution of portfolio security transactions for the Fund for the year ended August 31, 2007.

For the year ended August 31, 2007, the Fund reimbursed MLIM and the Manager $1,174 and $9,326, respectively, for certain accounting services.

Effective September 29, 2006, PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, became the Fund's transfer agent. Prior to September 29, 2006, the Fund's transfer agent was Financial Data Services, Inc. ("FDS"), a wholly owned subsidiary of Merrill Lynch.

Prior to September 29, 2006, certain officers and/or directors of the Fund were officers and/or directors of MLIM, MLAM U.K., FDS, FAMD, Merrill Lynch, and/or MLIM, LLC.

Commencing September 29, 2006, certain officers and/or directors of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2007 were $546,650,293 and $496,391,705, respectively.


4. Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions was $56,315,507 and $(67,333,645) for the years ended August 31, 2007 and August 31, 2006, respectively.

Transactions in capital shares for each class were as follows:


Institutional Shares for the Year                                Dollar
Ended August 31, 2007                         Shares             Amount

Shares sold                                9,376,324    $   146,667,134
Shares issued to shareholders in
   reinvestment of dividends                   7,405             94,456
                                     ---------------    ---------------
Total issued                               9,383,729        146,761,590
Shares redeemed                          (3,662,626)       (54,401,391)
                                     ---------------    ---------------
Net increase                               5,721,103    $    92,360,199
                                     ===============    ===============



Institutional Shares for the Year                                Dollar
Ended August 31, 2006                         Shares             Amount

Shares sold                                3,915,075    $    47,655,298
Shares issued to shareholders in
   reinvestment of dividends                 150,886          1,611,469
                                     ---------------    ---------------
Total issued                               4,065,961         49,266,767
Shares redeemed                          (3,327,538)       (39,927,624)
                                     ---------------    ---------------
Net increase                                 738,423    $     9,339,143
                                     ===============    ===============



Investor A Shares for the Year                                   Dollar
Ended August 31, 2007                         Shares             Amount

Shares sold                                2,575,136    $    38,258,312
Automatic conversion of shares               142,814          1,745,840
                                     ---------------    ---------------
Total issued                               2,717,950         40,004,152
Shares redeemed                          (3,267,967)       (46,973,516)
                                     ---------------    ---------------
Net decrease                               (550,017)    $   (6,969,364)
                                     ===============    ===============



Investor A Shares for the Year                                   Dollar
Ended August 31, 2006                         Shares             Amount

Shares sold                                  670,623    $     8,014,274
Automatic conversion of shares            12,740,197        139,976,542
Shares issued to shareholders in
   reinvestment of dividends                  98,021          1,038,037
                                     ---------------    ---------------
Total issued                              13,508,841        149,028,853
Shares redeemed                          (4,197,434)       (49,939,944)
                                     ---------------    ---------------
Net increase                               9,311,407    $    99,088,909
                                     ===============    ===============



Investor B Shares for the Year                                   Dollar
Ended August 31, 2007                         Shares             Amount

Shares sold                                  395,665    $     5,600,382
                                     ---------------    ---------------
Shares redeemed                          (2,402,282)       (33,137,229)
Automatic conversion of shares             (148,778)        (1,745,840)
                                     ---------------    ---------------
Total redeemed                           (2,551,060)       (34,883,069)
                                     ---------------    ---------------
Net decrease                             (2,155,395)    $  (29,282,687)
                                     ===============    ===============



BLACKROCK GLOBAL GROWTH FUND, INC.                              AUGUST 31, 2007



Notes to Financial Statements (concluded)


Investor B Shares for the Year                                   Dollar
Ended August 31, 2006                         Shares             Amount

Shares sold                                  496,259    $     5,638,554
Shares issued to shareholders in
   reinvestment of dividends                  68,120            697,544
                                     ---------------    ---------------
Total issued                                 564,379          6,336,098
                                     ---------------    ---------------
Shares redeemed                          (3,080,537)       (34,147,393)
Automatic conversion of shares          (13,194,130)      (139,976,542)
                                     ---------------    ---------------
Total redeemed                          (16,274,667)      (174,123,935)
                                     ---------------    ---------------
Net decrease                            (15,710,288)    $ (167,787,837)
                                     ===============    ===============



Investor C Shares for the Year                                   Dollar
Ended August 31, 2007                         Shares             Amount

Shares sold                                  759,034    $    11,185,729
Shares redeemed                            (923,246)       (12,820,027)
                                     ---------------    ---------------
Net decrease                               (164,212)    $   (1,634,298)
                                     ===============    ===============



Investor C Shares for the Year                                   Dollar
Ended August 31, 2006                         Shares             Amount

Shares sold                                  393,750    $     4,525,444
Shares issued to shareholders in
   reinvestment of dividends                  20,949            214,314
                                     ---------------    ---------------
Total issued                                 414,699          4,739,758
Shares redeemed                          (1,183,250)       (13,306,797)
                                     ---------------    ---------------
Net decrease                               (768,551)    $   (8,567,039)
                                     ===============    ===============



Class R Shares for the Year                                      Dollar
Ended August 31, 2007                         Shares             Amount

Shares sold                                  206,721    $     3,082,368
Shares redeemed                             (84,723)        (1,240,711)
                                     ---------------    ---------------
Net increase                                 121,998    $     1,841,657
                                     ===============    ===============



Class R Shares for the Year                                      Dollar
Ended August 31, 2006                         Shares             Amount

Shares sold                                   71,002    $       813,712
Shares issued to shareholders in
   reinvestment of dividends                   1,205             12,520
                                     ---------------    ---------------
Total issued                                  72,207            826,232
Shares redeemed                             (20,036)          (233,053)
                                     ---------------    ---------------
Net increase                                  52,171    $       593,179
                                     ===============    ===============


The Fund generally charges a 2% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase. The redemption fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term trading into and out of the Fund.


5. Short-Term Borrowings:
The Fund, along with certain other funds managed by the Manager and its affiliates, is party to a $500,000,000 credit agreement with a group of lenders, which expires November 2007. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .06% per annum based on the fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended
August 31, 2007.


6. Distributions to Shareholders:
The tax character of distributions paid during the fiscal years ended August 31, 2007 and August 31, 2007 was as follows:

                                           8/31/2007          8/31/2006

Distributions paid from:
   Ordinary income                   $       101,798    $     4,110,433
                                     ---------------    ---------------
Total taxable distributions          $       101,798    $     4,110,433
                                     ===============    ===============


As of August 31, 2007, the components of accumulated losses on a tax basis were as follows:

Undistributed ordinary income--net                      $     4,041,886
Undistributed long-term capital gains--net                           --
                                                        ---------------
Total undistributed earnings--net                             4,041,886
Capital loss carryforward                                (370,799,578)*
Unrealized gains--net                                     132,703,532**
                                                        ---------------
Total accumulated losses--net                           $ (234,054,160)
                                                        ===============


 * On August 31, 2007, the Fund had a net capital loss carry forward of $370,799,578, of which $3,964,136 expires in 2008, $3,964,136 expires in 2009, $10,322,407 expires in 2010 and $352,548,899 expires in 2011. This amount, subject to limitations, will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.



BLACKROCK GLOBAL GROWTH FUND, INC.                              AUGUST 31, 2007



Report of Independent Registered Public Accounting Firm


To the Shareholders and Board of Directors of BlackRock Global Growth Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Global Growth Fund, Inc., as of August 31, 2007, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for each of the three years in the period ended August 31, 2005 were audited by other auditors whose report, dated October 14, 2005, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Global Growth Fund, Inc. as of August 31, 2007, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
October 26, 2007



Important Tax Information (unaudited)


The following information is provided with respect to the ordinary income distribution paid by BlackRock Global Growth Fund, Inc. to shareholders of record on October 10, 2006:


Qualified Dividend Income for Individuals                                 100%*
Dividends Qualifying for the Dividends Received Deduction
  for Corporations                                                        100%*
Foreign Source Income                                                   88.03%*
Foreign Taxes Paid Per Share                                          $.091519

 * Expressed as a percentage of the cash distribution grossed-up for foreign taxes.


The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.



BLACKROCK GLOBAL GROWTH FUND, INC.                              AUGUST 31, 2007


Officers and Directors

                                                                                                 Number of
                                                                                                 Funds and
                                                                                                 Portfolios in
                      Position(s)    Length of                                                   Fund Complex   Other Public
Name, Address         Held with      Time                                                        Overseen by    Directorships
and Year of Birth     Fund           Served     Principal Occupation(s) During Past 5 Years      Director       Held by Director
Interested Director


Robert C. Doll, Jr.*  Fund           2005 to    Vice Chairman and Director of BlackRock, Inc.,   120 Funds      None
P.O. Box 9011         President      present    Global Chief Investment Officer for Equities,    161 Portfolios
Princeton, NJ         and                       Chairman of the BlackRock Retail Operating
08543-9011            Director                  Committee, and member of the BlackRock Executive
1954                                            Committee since 2006; President of the funds
                                                advised by Merrill Lynch Investment Managers,
                                                L.P. ("MLIM") and its affiliates ("MLIM/FAM-advised
                                                funds") from 2005 to 2006 and Chief Investment
                                                Officer thereof from 2001 to 2006; President of
                                                MLIM and Fund Asset Management, L.P. ("FAM") from
                                                2001 to 2006; Co-Head (Americas Region) thereof
                                                from 2000 to 2001 and Senior Vice President from
                                                1999 to 2001; President and Director of Princeton
                                                Services, Inc. ("Princeton Services") and President
                                                of Princeton Administrators, L.P. ("Princeton
                                                Administrators") from 2001 to 2006; Chief Investment
                                                Officer of OppenheimerFunds, Inc. in 1999 and Executive
                                                Vice President thereof from 1991 to 1999.


 * Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which BlackRock Advisors, LLC and its affiliates act as investment adviser. Mr. Doll is an "interested person," as defined in the
   Investment Company Act, of the Fund based on his positions with BlackRock, Inc.
   and its affiliates. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Doll serves at the pleasure of the Board of Directors.



Independent Directors*


Donald W. Burton      Director       2002 to    Managing General Partner of The Burton           21 Funds       Knology, Inc.
P.O. Box 9095                        present    Partnership, Limited Partnership (an             32 Portfolios  (telecommuni-
Princeton, NJ                                   investment partnership) since 1979; Managing                    cations),
08543-9095                                      General Partner of The South Atlantic Venture                   and Capital
1944                                            Funds since 1983; Member of the Investment                      Southwest
                                                Advisory Council of the Florida State Board                     (financial)
                                                of Administration since 2001.


John Francis 0'Brien  Director       2005 to    President and Chief Executive Officer of         21 Funds       Cabot Corporation
P.O. Box 9095                        present    Allmerica Financial Corporation (financial       32 Portfolios  (chemicals); LKQ
Princeton, NJ                                   services holding company) from 1995 to 2002                     Corporation (auto
08543-9095                                      and Director from 1995 to 2003; President of                    parts
1943                                            Allmerica Investment Management Co., Inc.                       manufacturing)
                                                (investment adviser) from 1989 to 2002,                         and TJX Companies,
                                                Director from 1989 to 2002 and Chairman of                      Inc. (retailer)
                                                the Board from 1989 to 1990; President, Chief
                                                Executive Officer and Director of First
                                                Allmerica Financial Life Insurance Company from
                                                1989 to 2002 and Director of various other
                                                Allmerica Financial companies until 2002;
                                                Director from 1989 to 2006, Member of the
                                                Governance Nominating Committee from 2004 to 2006,
                                                Member of the Compensation Committee from 1989
                                                to 2006 and Member of the Audit Committee from
                                                1990 to 2004 of ABIOMED; Director, Member of the
                                                Governance and Nomination Committee and Member
                                                of the Audit Committee of Cabot Corporation since
                                                1990; Director and Member of the Audit Committee
                                                and Compensation Committee of LKQ Corporation since
                                                2003; Lead Director of TJX Companies, Inc. since
                                                1996; Trustee of the Woods Hole Oceanographic
                                                Institute since 2003. Director, Ameresco, Inc.
                                                since 2006. Director, Boston Lyric Opera since 2002.



BLACKROCK GLOBAL GROWTH FUND, INC.                              AUGUST 31, 2007


Officers and Directors (concluded)

                                                                                                 Number of
                                                                                                 Funds and
                                                                                                 Portfolios in
                      Position(s)    Length of                                                   Fund Complex   Other Public
Name, Address         Held with      Time                                                        Overseen by    Directorships
and Year of Birth     Fund           Served     Principal Occupation(s) During Past 5 Years      Director       Held by Director
Independent Directors* (concluded)


David H. Walsh        Director       2003 to    Director, Ruckleshaus Institute and Haub School  21 Funds       None
P.O. Box 9095                        present    of Natural Resources at the University of        32 Portfolio
Princeton, NJ                                   Wyoming since 2006; Consultant with Putnam
08543-9095                                      Investments from 1993 to 2003, and employed
1941                                            in various capacities therewith from 1973 to
                                                1992; Director, Massachusetts Audubon Society
                                                from 1990 to 1997; Director, The National
                                                Audubon Society from 1998 to 2005; Director,
                                                The American Museum of Fly Fishing since 1997.


Fred G. Weiss**       Director       1998 to    Managing Director of FGW Associates since        21 Funds       Watson
P.O. Box 9095                        present    1997; Vice President, Planning, Investment and   32 Portfolios  Pharmaceuticals,
Princeton, NJ                                   Development of Warner Lambert Co. from 1979                     Inc.
08543-9095                                      to 1997; Director of the Michael J. Fox                         (pharmaceutical
1941                                            Foundation for Parkinson's Research since                       company)
                                                2000; Director of BTG International Plc (a global
                                                technology commercialization company) since 2001.


 * Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

** Chairman of the Board of Directors and the Audit Committee.




                      Position(s)    Length of
Name, Address         Held with      Time
and Year of Birth     Fund           Served     Principal Occupation(s) During Past 5 Years
Fund Officers*


Donald C. Burke       Vice           1997 to    Managing Director of BlackRock, Inc. since 2006; Managing Director of Merrill
P.O. Box 9011         President      present    Lynch Investment Managers, L.P. ("MLIM") and Fund Asset Management, L.P. ("FAM")
Princeton, NJ         and            and        in 2006; First Vice President of MLIM and FAM from 1997 to 2005 and Treasurer
08543-9011            Treasurer      1999 to    thereof from 1999 to 2006); Vice President of MLIM and FAM from 1990 to 1997.
1960                                 present


Karen Clark           Fund Chief     2007 to    Managing Director of BlackRock, Inc. and Chief Compliance Officer of certain
P.O. Box 9011         Compliance     present    BlackRock-advised funds since 2007; Director of BlackRock, Inc. from 2005 to
Princeton, NJ         Officer                   2007; Principal and Senior Compliance Officer, State Street Global Advisors,
08543-9011                                      from 2001 to 2005; Principal Consultant, PricewaterhouseCoopers, LLP from 1998
1965                                            to 2001; and Branch Chief, Division of Investment Management and Office of
                                                Compliance Inspections and Examinations, U.S. Securities and Exchange Commission,
                                                from 1993 to 1998.


Alice A. Pellegrino   Fund           2004 to    Director of BlackRock, Inc. from 2006 to 2007; Director (Legal Advisory) of MLIM
P.O. Box 9011         Secretary      2007       from 2002 to 2006; Vice President of MLIM from 1999 to 2002; Attorney associated
Princeton, NJ                                   with MLIM from 1997 to 1999; Secretary of MLIM, FAM, FAM Distributors, Inc. and
08543-9011                                      Princeton Services from 2004 to 2006.
1960


Howard Surloff        Fund           2007 to    Managing Director of BlackRock, Inc. and General Counsel of U.S. Funds at
P.O. Box 9011         Secretary      present    BlackRock, Inc. since 2006; General Counsel (U.S.), Goldman Sachs Asset
Princeton, NJ                                   Management from 1993 to 2006.
08543-9011
1965


 * Officers of the Fund serve at the pleasure of the Board of Directors.


Further information about the Fund's Officers and Directors is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.


Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agent
PFPC Inc.
Wilmington, DE 19809



BLACKROCK GLOBAL GROWTH FUND, INC.                              AUGUST 31, 2007



BlackRock Funds


BlackRock Privacy Principles


BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.


Availability of Additional Information


Electronic copies of most financial reports and prospectuses are available on the Fund's Web site or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock Web site at
   http://www.blackrock.com/edelivery

2) Select eDelivery under the More Information section

3) Log into your account

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called "householding" and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at
(800) 441-7762.



BLACKROCK GLOBAL GROWTH FUND, INC.                              AUGUST 31, 2007



BlackRock Funds (concluded)


Availability of Additional Information (concluded)


Availability of Proxy Voting Policies and Procedures

The Fund has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Fund's Board of Directors. A description of the policies and procedures that BlackRock and its affiliates use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, on our Web site at www.blackrock.com, by calling (800) 441-7762, or on the Web site of the Securities and Exchange Commission (the "Commission") at http://www.sec.gov.


Availability of Proxy Voting Record

Information on how proxies relating to the Fund's voting securities were voted (if any) by BlackRock during the most recent 12-month period ended June 30 is available, upon request and without charge, on our Web site at www.blackrock.com, by calling (800) 441-7762 or on the Web site of the Commission at http://www.sec.gov.


Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Commission on Form N-Q. The Fund's Forms N-Q are available on the Commission's Web site at http://www.sec.gov and may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's Forms N-Q may also be obtained upon request, without charge, by calling (800) 441-7762.



Shareholder Privileges


Account Information

Call us at (800) 441-7762 8:00 AM - 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com.


Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.


Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account is at least $10,000.


Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.



BLACKROCK GLOBAL GROWTH FUND, INC.                              AUGUST 31, 2007



A World-Class Mutual Fund Family


BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.


Equity Funds

BlackRock All-Cap Global Resources Portfolio
BlackRock Aurora Portfolio
BlackRock Asset Allocation Portfolio++
BlackRock Balanced Capital Fund++
BlackRock Basic Value Fund
BlackRock Capital Appreciation Portfolio
BlackRock Developing Capital Markets Fund
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Twenty Fund
BlackRock Focus Value Fund
BlackRock Fundamental Growth Fund
BlackRock Global Allocation Fund++
BlackRock Global Dynamic Equity Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global Resources Portfolio*
BlackRock Global Science & Technology
  Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Healthcare Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio*
BlackRock International Value Fund
BlackRock Large Cap Core Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small Cap Value Equity Portfolio*
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock Technology Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund


Fixed Income Funds

BlackRock Commodity Strategies Fund
BlackRock Enhanced Income Portfolio
BlackRock GNMA Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Bond Portfolio II
BlackRock Intermediate Government
  Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Short-Term Bond Fund
BlackRock Total Return Fund
BlackRock Total Return Portfolio II
BlackRock World Income Fund


Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Insured Municipal Bond Fund
BlackRock Delaware Municipal Bond Portfolio
BlackRock Florida Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund


Target Risk & Target Date Funds

BlackRock Prepared Portfolios
  Conservative Prepared Portfolio
  Moderate Prepared Portfolio
  Growth Prepared Portfolio
  Aggressive Growth Prepared Portfolio
BlackRock Lifecycle Prepared Portfolios
  Prepared Portfolio 2010
  Prepared Portfolio 2015
  Prepared Portfolio 2020
  Prepared Portfolio 2025
  Prepared Portfolio 2030
  Prepared Portfolio 2035
  Prepared Portfolio 2040
  Prepared Portfolio 2045
  Prepared Portfolio 2050

 * See the prospectus for information on specific limitations on investments in the fund.

++ Mixed asset fund.


BlackRock mutual funds are distributed by BlackRock Distributors, Inc. and certain funds are also distributed by FAM Distributors, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund's prospectus contains this and other information and is available at www.blackrock.com or by calling 800-882-0052 or from your financial advisor. The prospectus should be read carefully before investing.



BLACKROCK GLOBAL GROWTH FUND, INC.                              AUGUST 31, 2007



Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 - Audit Committee Financial Expert - The registrant's board of directors or trustees, as applicable (the "board of directors") has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Donald W. Burton, (2) John F. O'Brien, (3) David H. Walsh and (4) Fred G. Weiss.

           Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 -   Principal Accountant Fees and Services


                     (a) Audit Fees        (b) Audit-Related Fees (1)       (c) Tax Fees (2)          (d) All Other Fees (3)

                  Current      Previous       Current      Previous     Current       Previous       Current       Previous
Global          Fiscal Year  Fiscal Year    Fiscal Year  Fiscal Year  Fiscal Year   Fiscal Year    Fiscal Year   Fiscal Year
Growth              End          End            End          End          End           End            End           End
BlackRock
Global Growth     $37,800      $37,800           $0           $0         $6,100        $6,000         $1,042          $0
Fund, Inc.

(1) The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

(2) The nature of the services include tax compliance, tax advice and tax planning.

(3) The nature of the services include a review of compliance procedures and attestation thereto.



           (e)(1) Audit Committee Pre-Approval Policies and Procedures:

                  The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

           (e)(2) None of the services described in each of Items 4(b) through
           (d) were approved by the audit committee pursuant to paragraph
           (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

           (f) Not Applicable

           (g) Affiliates' Aggregate Non-Audit Fees:

                                        Current           Previous
                                      Fiscal Year       Fiscal Year
           Global Growth                  End               End

           BlackRock Global
           Growth Fund, Inc.            $291,642         $3,104,500


           (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant's investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
           (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

           Regulation S-X Rule 2-01(c)(7)(ii) - $284,500, 0%

Item 5 -   Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - The registrant's Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - The
           registrant's Nominating Committee will consider nominees to the Board recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the registrant's Secretary. There have been no material changes to these procedures.

Item 11 -  Controls and Procedures

11(a) - The registrant's principal executive and principal financial officers or persons performing similar functions have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities and Exchange Act of 1934, as amended.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


BlackRock Global Growth Fund, Inc.


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer (principal executive officer) of
       BlackRock Global Growth Fund, Inc.


Date: October 22, 2007


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer (principal executive officer) of
       BlackRock Global Growth Fund, Inc.


Date: October 22, 2007


By:    /s/ Donald C. Burke
       -------------------
       Donald C. Burke,
       Chief Financial Officer (principal financial officer) of
       BlackRock Global Growth Fund, Inc.


Date: October 22, 2007